Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$4,363,747
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,249,814)
Dividend Income	306,757
Interest Income	490,515
ETF Transaction Fees	350
Total Income (Loss)	$911,555

Expenses
Management Fees	$122,643
Professional Fees	34,070
Brokerage Commissions	13,174
Directors' Fees and insurance	4,531
Total Expenses	$174,418
Net Income (Loss)	$737,137

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/24	$179,400,729
Additions (50,000 Shares)	3,064,391
Net Income (Loss)	737,137

Net Asset Value End of Month	$183,202,257
Net Asset Value Per Share (2,950,000 Shares)	$62.10

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$20,342,163
Unrealized Gain (Loss) on Market Value of Commodity Futures	(24,169,964)
Dividend Income	236,157
Interest Income	716,410
ETF Transaction Fees	4,200
Total Income (Loss)	$(2,871,034)

Expenses
Management Fees	$117,424
Professional Fees	50,764
Brokerage Commissions	7,036
Directors' Fees and insurance	4,184
Total Expenses	$179,408
Net Income (Loss)	$(3,050,442)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/24	$197,504,039
Additions (1,150,000 Shares)	34,734,693
Net Income (Loss)	(3,050,442)

Net Asset Value End of Month	$229,188,290
Net Asset Value Per Share (8,100,000 Shares)	$28.29

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$24,705,910
Unrealized Gain (Loss) on Market Value of Commodity Futures	(28,419,778)
Dividend Income	542,914
Interest Income	1,206,925
ETF Transaction Fees	4,550
Total Income (Loss)	$(1,959,479)

Expenses
Management Fees	$240,067
Professional Fees	84,834
Brokerage Commissions	20,210
Directors' Fees and insurance	8,715
Total Expenses	$353,826
Net Income (Loss)	$(2,313,305)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/24	$376,904,768
Additions (1,200,000 Shares)	37,799,084
Net Income (Loss)	(2,313,305)

Net Asset Value End of Month	$412,390,547

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596